UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the Registrant	[X]
Filed by a Party other than Registrant	[ ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement.
[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
[ ]	Definitive Proxy Statement.
[X]	Definitive Additional Materials.
[ ]	Soliciting Material Pursuant to Rule 14a-12.

CHARMING SHOPPES, INC.
 (Name of registration as specified in its charter)

Payment of Filing Fee (Check the appropriate box)
[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.
	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4.	Proposed maximum aggregate value of transaction:

	5.	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule  0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	1.	Amount Previously Paid:

	2.	Form, Schedule or Registration Statement No.:

	3.	Filing Party:

	4.	Date Filed:

PROXY COMMUNICATION STATEMENT:

On April 2, 2008, Charming Shoppes, Inc. filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the 2008 Annual Meeting of Shareholders of Charming Shoppes, Inc., and began the process of mailing the definitive proxy statement and a GOLD proxy card to shareholders.  Charming Shoppes’ shareholders are strongly advised to read Charming Shoppes’ proxy statement as it contains important information.  Shareholders may obtain an additional copy of Charming Shoppes’ definitive proxy statement and any other documents filed by Charming Shoppes with the SEC for free at the SEC’s website at http://www.sec.gov. Copies of the definitive proxy statement are available for free at Charming Shoppes’ website at http://www.charmingshoppes.com. In addition, copies of Charming Shoppes’ proxy materials may be requested at no charge by contacting MacKenzie Partners, Inc. at 1-800-322-2885 or via email at charming@mackenziepartners.com. Detailed information regarding the names, affiliations and interests of individuals who are participants in the solicitation of proxies of Charming Shoppes’ shareholders is available in Charming Shoppes’ definitive proxy statement filed with SEC on April 2, 2008.

1.  The Company has posted the following item to its internal website for employees:

Up2Date answers associate questions about the upcoming
2008 Annual Meeting of Shareholders

Charming Shoppes’ 2008 Annual Meeting of Shareholders is currently scheduled for Thursday, May 8, 2008 at our 450 Winks Lane offices.

Over the years, Charming Shoppes’ annual meetings have been fairly routine, and have focused on uncontested director elections, or ratifying our independent auditors.

As you may be aware, however, this year a dissident shareholder nominated three individuals to stand for election to our Company’s Board of Directors at the Annual Meeting of Shareholders.  The candidates are running in opposition to our Board’s nominees. When a dissident shareholder nominates directors in opposition to the candidates nominated by your Board, it is known as a proxy contest.

Proxy contests are closely regulated by the Securities and Exchange Commission and entail numerous rules and regulations, which can be both complicated and confusing. In order to help you better understand this process, we have provided a short Q&A in anticipation of some of the questions that you may have. We hope that this will help keep you fully informed about the process as you hear more about it in the coming weeks.

At our annual meeting this year, the items of business are:

•	To elect three Class C Directors.

•
To re-approve the material terms of the performance goals under the 2003 Incentive Compensation Plan to preserve the deductibility of compensation payments in accordance with Section 162(m) of the Internal Revenue Code.

•	To ratify the appointment of Ernst & Young LLP as independent auditors of Charming Shoppes to serve for the 2009 fiscal year.

•	To transact such other business as may properly come before the meeting or any adjournment thereof.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE BOARD’S NOMINEES FOR ELECTION AS DIRECTORS – DORRIT J. BERN, ALAN ROSKAMM, M. JEANNINE STRANDJORD

Questions and Answers

What is a proxy contest?
A proxy contest is a contest to win shareholder votes in an election of a company’s directors or the vote on a proposal put before the shareholders. Typically, the vote is held at an annual meeting of the company’s shareholders.

What is The Charming Shoppes Full Value Committee?
The Charming Shoppes Full Value Committee is a dissident shareholder group led by two New York City-based hedge funds, Crescendo Partners and Myca Partners, that has nominated three individuals in opposition to your incumbent directors.

Why has the dissident shareholder group initiated this proxy contest?
We believe the dissident shareholder group has targeted your company for its own self-serving agenda.  If elected, we believe its nominees would cause significant disruption and undermine Charming Shoppes’ ability to continue executing its strategic plan.

How long will the proxy contest last?
The proxy contest may last until the date of our Annual Meeting of Shareholders, which is currently scheduled for Thursday, May 8, 2008.

Who may attend Charming Shoppes’ Annual Meeting?
You are entitled to attend and vote at the Annual Meeting only if you were a shareholder of record of Charming Shoppes’ common stock at the close of business on March 28, 2008.  If you wish to attend the annual meeting, please be sure to bring written verification of your Charming Shoppes’ share holdings as of March 28, 2008.

What will happen between now and the Annual Meeting?
Both Charming Shoppes and the dissident have mailed proxy statements and proxy cards to Charming Shoppes’ shareholders. Leading up to our annual meeting, Charming Shoppes and, we expect, the dissident, will communicate with shareholders by sending shareholder letters and other communications materials.

Proxies received by us before the annual meeting will be voted at the annual meeting in accordance with your instructions.  You have a choice of submitting your proxy via the Internet, by telephone or by completing and mailing the GOLD proxy card:

•
Vote by Internet. Go to the Web site, www.cesvote.com, as shown on your GOLD Proxy Card, and follow the instructions.  Internet voting is available 24 hours a day, seven days a week, through 6:00 a.m. on May 8, 2008.

•
Vote by Telephone.  Call the toll-free number, 1-888-693-8683, as shown on your GOLD Proxy Card, and follow the instructions.  Telephone voting is available 24 hours a day, seven days a week, through 6:00 a.m. on May 8, 2008.

•	Vote by Mail. Please fill out and return your GOLD Proxy Card. An envelope with postage paid, if mailed in the United States, was provided to you for this purpose.

You may also vote at the annual meeting in person.

Why have I received more than one proxy card in the mail?
Because of the nature of a proxy contest, both Charming Shoppes and the dissident have each distributed their own voting materials to our shareholders.  Charming Shoppes’ proxy card, which is GOLD in color, is for the re-election of three of Charming Shoppes’ directors – Dorrit J. Bern, Alan Rosskamm and M. Jeannine Strandjord.

The dissident has also mailed a proxy card to our shareholders, which is white in color, for the election of their candidates.

Also related to the nature of a proxy contest, it is customary to receive multiple mailings, both from the Company and the dissident shareholder.

Why are the Proxy Cards different colors?
To assist in minimizing confusion in this uncommon situation, the Company has chosen to have its directors represented by the GOLD proxy card.  The dissident has chosen to use a white card.

Do I need to submit both the GOLD and the other card?
If you wish to cast your vote for the re-election of our three directors – Dorrit J. Bern, Alan Rosskamm and M. Jeannine Strandjord – then please complete and submit your GOLD proxy card (either by telephone, mail or internet).  IMPORTANT: YOUR BOARD URGES YOU NOT TO SUBMIT THE DISSIDENT’S WHITE PROXY CARD, AS THIS WILL CANCEL YOUR VOTE FOR YOUR COMPANY’S BOARD MEMBERS.  PLEASE DISCARD THE WHITE CARD ALTOGETHER AND ONLY SUBMIT THE GOLD CARD.

Charming Shoppes’ shareholders who have any questions or need assistance voting their GOLD proxy card should contact MacKenzie Partners, Inc., which is assisting Charming Shoppes in this matter, toll-free at (800) 322-2885 or charming@mackenziepartners.com.

How do I actually vote the shares?

If you are a registered shareholder (meaning you hold a physical stock certificate for your Charming Shoppes’ shares), then please vote by any of the below methods:

By Telephone:
Please have your proxy card available when you call the toll-free number 1-888-693-8683 using a touch-tone telephone and follow the simple directions that will be presented to you.

By Internet:
Please have your proxy card available when you access the website, www.cesvote.com, and follow the simple directions that will be presented to you.

By Mail:
Please mark, sign and date your proxy card and return it in the postage-paid envelope provided to you with the proxy materials or return it to:

Corporate Election Services
P.O. Box 1150
Pittsburgh, PA 15230

If you are a beneficial shareholder (meaning your shares are held by your broker) please follow the instructions on your GOLD Voter Information Form (VIF).  If you hold your Charming Shoppes shares at more than one broker, expect multiple mailings and vote each one separately.  (Note: the initial mailing for beneficial shareholders was printed on a white card with the following words:*NOTE* THIS VIF REPRESENTS THE GOLD PROXY CARD.  Subsequent mailings to beneficial shareholders were made on the GOLD VIF.)

If you are BOTH a registered and beneficial shareholder (meaning some of your shares are held with physical certificates, and some of your shares are held by your broker), then you will need to complete more than one GOLD card if you wish to vote all of your shares for Charming Shoppes’ Board Members.

I completed and sent in both the GOLD and the white proxy cards.  Which one will count?

THIS IS A VERY IMPORTANT QUESTION!!

Only the last card completed and submitted will be counted and only one executed and voted proxy card may be counted per shareholder account.

Even if you voted “FOR” Dorrit J. Bern, Alan Rosskamm and M. Jeannine Strandjord on the GOLD card, and then submitted the white card with instructions to “WITHHOLD” your vote for the dissidents, you will have cancelled your vote for Dorrit J. Bern, Alan Rosskamm and M. Jeannine Strandjord.

Even if you have already submitted the dissident’s white proxy card, your board urges you to submit the GOLD proxy card for your board’s highly-qualified nominees.

If you wish to cast your vote for the re-election of our three directors – Dorrit J. Bern, Alan Rosskamm and M. Jeannine Strandjord – then please complete and submit your GOLD proxy card (either by phone, mail or internet).  DO NOT SUBMIT THE DISSIDENT’S WHITE PROXY CARD, AS THIS WILL CANCEL YOUR VOTE FOR YOUR COMPANY’S BOARD MEMBERS.WE URGE YOU TO PLEASE DISCARD THE WHITE CARD AND ONLY SUBMIT THE GOLD CARD.  IF YOU HAVE SUBMITTED A WHITE CARD, YOU MAY CHANGE YOUR VOTE BY SUBMITTING A GOLD CARD OR USING ONE OF THE OTHER VOTING MECHANISMS DESCRIBED.

Charming Shoppes’ shareholders who have any questions or need assistance voting their GOLD proxy card should contact MacKenzie Partners, Inc., which is assisting Charming Shoppes in this matter, toll-free at (800) 322-2885 or charming@mackenziepartners.com.

What will happen at the Annual Meeting?
Shareholders of record (meaning as of the March 28, 2008 record date) will be able to attend and vote at the Annual Meeting. Both Charming Shoppes and the dissident will submit all of the proxy cards they have received throughout the process to an independent inspector of elections who will be responsible for counting and certifying the vote. While there may be some preliminary indication of the outcome of the vote on the day of the meeting, it generally takes some time thereafter for the vote in proxy contests to be certified by the independent inspector. Until the vote is certified, all of the current directors will continue to serve on the Board.

What will happen to the stock I hold?
The outcome of the annual meeting will have no impact on your stock holdings.

What do I do if I am questioned by shareholders or the media?
The Company will respond to shareholder and media inquiries appropriately. Please forward any calls you may receive from shareholders, analysts, members of the media or other outside parties, to Gayle Coolick, Director of Investor Relations, at 215-638-6955.

Additional Information
On April 2, 2008, Charming Shoppes, Inc. filed a definitive proxy statement with the Securities and Exchange Commission (the "SEC") in connection with the 2008 Annual Meeting of Shareholders of Charming Shoppes, Inc., and began the process of mailing the definitive proxy statement and a GOLD proxy card to shareholders. Charming Shoppes' shareholders are strongly advised to read Charming Shoppes' proxy statement as it contains important information. Shareholders may obtain an additional copy of Charming Shoppes' definitive proxy statement and any other documents filed by Charming Shoppes with the SEC for free at Charming Shoppes' website http://www.charmingshoppes.com and at the SEC's website at http://www.sec.gov. Copies of the definitive proxy statement are available for free. In addition, copies of Charming Shoppes' proxy materials may be requested at no charge by contacting MacKenzie Partners, Inc. at 1-800-322-2885 or via email at charming@mackenziepartners.com. Detailed information regarding the names, affiliations and interests of individuals who are participants in the solicitation of proxies of Charming Shoppes' shareholders is available in Charming Shoppes' definitive proxy statement filed with SEC on April 2, 2008.

2.  The Company has also posted the following item to its external website:

Important Information relating to the Company’s 2008 Annual Meeting of Shareholders

Charming Shoppes, Inc. has filed with the Securities and Exchange Commission (the "SEC") and mailed to shareholders a definitive proxy statement dated April 2, 2008 (the "Proxy Statement"). The Proxy Statement contains important information about Charming Shoppes and our 2008 Annual Shareholders Meeting.

Charming Shoppes' shareholders are urged to read the Proxy Statement carefully. Shareholders may obtain additional free copies of the Proxy Statement and other relevant documents filed with the SEC by Charming Shoppes through the website maintained by the SEC at www.sec.gov. The Proxy Statement and other relevant documents may also be obtained free of charge from Charming Shoppes at http://phx.corporate-ir.net/phoenix.zhtml?c=106124&p=irol-sec or by contacting Investor Relations in writing at Charming Shoppes, Inc. at 450 Winks Lane, Bensalem, PA 19020; or by telephone at 1-866-247-7639; or by email at IR@charming.com.

Detailed information regarding the names, affiliations and interests of individuals who are participants in the solicitation of proxies of Charming Shoppes’ shareholders is available in Charming Shoppes’ definitive proxy statement filed with SEC on April 2, 2008.

Proxy Contest
As you may be aware, a dissident shareholder group nominated three individuals to stand for election to our Company’s Board of Directors at the Annual Meeting of Shareholders.  These candidates are running in opposition to our Board’s nominees.  When a dissident shareholder nominates directors in opposition to the candidates nominated by your Board, it is known as a proxy contest.

The contents of the websites referenced above are not deemed to be incorporated by reference into the Proxy Statement. Shareholders may also contact MacKenzie Partners, Inc. with questions or requests for additional copies of the proxy materials by calling toll-free (800) 322-2885 or collect (212) 929-5500, or by email at charming@mackenziepartners.com.

Charming Shoppes, Inc. 2008 Annual Meeting of Shareholders

Charming Shoppes’ 2008 Annual Meeting of Shareholders is currently scheduled for Thursday, May 8, 2008.

Items of business are:

•	To elect three Class C Directors.

•
To re-approve the material terms of the performance goals under the 2003 Incentive Compensation Plan to preserve the deductibility of compensation payments in accordance with Section 162(m) of the Internal Revenue Code.

•	To ratify the appointment of Ernst & Young LLP as independent auditors of Charming Shoppes to serve for the 2009 fiscal year.

•	To transact such other business as may properly come before the Meeting or any adjournments thereof.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE BOARD’S NOMINEES FOR ELECTION AS DIRECTORS – DORRIT J. BERN, ALAN ROSSKAMM, AND M. JEANNINE STRANDJORD.

Date:
Thursday, May 8, 2008

Time:
10:00 a.m. ET

Location:
Charming Shoppes, Inc. Corporate Headquarters
450 Winks Lane
Bensalem, PA 19020
215-245-9100

Who may attend:
You are entitled to attend and vote at the Annual Meeting only if you were a holder of record of Charming Shoppes’ Common Stock at the close of business on March 28, 2008.  If you wish to attend the annual meeting, please be sure to bring proof of your Charming Shoppes’ share holdings as of March 28, 2008.

How to Vote Your Shares

YOUR VOTE IS IMPORTANT

You are urged to read the Proxy Statement carefully. Shareholders may obtain additional free copies of the Proxy Statement and other relevant documents filed with the SEC by Charming Shoppes through the website maintained by the SEC at www.sec.gov. The Proxy Statement and other relevant documents may also be obtained free of charge from Charming Shoppes at http://phx.corporate-ir.net/phoenix.zhtml?c=106124&p=irol-sec or by contacting Investor Relations in writing at Charming Shoppes, Inc. at 450 Winks Lane, Bensalem, PA 19020; or by telephone at 1-866-247-7639; or by email at IR@charming.com.

Detailed information regarding the names, affiliations and interests of individuals who are participants in the solicitation of proxies of Charming Shoppes’ shareholders is available in Charming Shoppes’ definitive proxy statement filed with the SEC on April 2, 2008.

CHARMING SHOPPES’ BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE THREE NOMINEES FOR DIRECTOR, AS SET FORTH IN THE COMPANY’S PROXY STATEMENT, “FOR” THE RE-APPROVAL OF THE MATERIAL TERMS OF THE PERFORMANCE GOALS UNDER THE 2003 INCENTIVE COMPENSATION PLAN, AND “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF CHARMING SHOPPES, INC. TO SERVE FOR THE 2009 FISCAL YEAR.

We urge you to discard any proxy materials and proxy cards that you may receive from the dissident group and to vote your GOLD proxy card for the election of the three directors listed in Charming Shoppes’ Proxy Statement.

You have a choice of submitting your proxy via the Internet, by telephone or by completing and mailing your GOLD Proxy Card:

For registered shareholders (if you physically hold your stock certificate(s)):
•
Vote by Internet. Go to the Web site, www.cesvote.com, as shown on your GOLD Proxy Card, and follow the instructions. Internet voting is available 24 hours a day, seven days a week, through 6:00 a.m. on May 8, 2008.

•
Vote by Telephone. Call the toll-free number, 1-888-693-8683, as shown on your GOLD Proxy Card, and follow the instructions. Telephone voting is available 24 hours a day, seven days a week, through 6:00 a.m. on May 8, 2008.

•	Vote by Mail. Please fill out and return your GOLD Proxy Card. An envelope with postage paid, if mailed in the United States, was provided to with the proxy materials you for this purpose.

For beneficial shareholders (if your shares are held at your broker):

Please follow the instructions on your GOLD Voter Information Form (VIF).  Note: the initial mailing for beneficial shareholders was printed on a white card with the following words:*NOTE* THIS VIF REPRESENTS THE GOLD PROXY CARD.

Beneficial holders may use either the GOLD Voter Information Form or the white Voter Information Form that lists Dorrit J. Bern, Alan Rosskamm, and M. Jeannine Strandjord as nominees for re-election.

ONLY ONE EXECUTED AND VOTED PROXY CARD WILL BE COUNTED PER SHAREHOLDER ACCOUNT.

If you have voted more than one card per shareholder account, only the last card completed and submitted will be counted.

If you wish to cast your vote for the re-election of our three experienced and highly-qualified directors – Dorrit J. Bern, Alan Rosskamm and M. Jeannine Strandjord – then please complete and submit your GOLD proxy card (either by phone, mail or internet).  You can do this even if you have previously submitted a white proxy card.

DO NOT SUBMIT THE DISSIDENT’S WHITE PROXY CARD, AS THIS WILL CANCEL YOUR VOTE FOR YOUR COMPANY’S BOARD MEMBERS.  WE URGE YOU TO PLEASE DISCARD THE WHITE CARD AND ONLY SUBMIT THE GOLD CARD.

If you have submitted a white card, you may change your vote by using one of the other voting mechanisms described above.

Please discard any proxy materials and proxy cards that you may receive from the dissident.

The following Class C Directors have been nominated for reelection to terms scheduled to end in 2011:

Dorrit J. Bern
Director Since 1995

Ms. Bern, 57, has been our President and Chief Executive Officer since August 23, 1995 when she joined Charming Shoppes. She also served as Vice Chairman of the Board from August 23, 1995 until January 30, 1997 when she was elected Chairman of the Board. Before joining us, Ms. Bern was employed by Sears, Roebuck & Co., beginning in 1987 during which period she held various merchandising positions culminating with her appointment as Group Vice President of Women’s Apparel and Home Fashions in December 1993. Before joining Sears, Roebuck & Co., Ms. Bern held merchandising positions at other prominent retailers. Ms. Bern is also a Director of Southern Company and OfficeMax Incorporated.

Alan Rosskamm
Director Since 1992

Mr. Rosskamm, 57, was the Chief Executive Officer of Jo-Ann Stores, Inc. (“Jo-Ann”), from October 1985 to August 2006, and Chairman of the Board of Directors from July 1992 to August 2006. Under his leadership, Jo-Ann became the nation’s leading retailer of fabrics and sewing supplies and one the nation’s largest retailers of craft and floral products, operating 800 stores in 47 states. He continues as a member of the Board of Directors, where he has served since 1985.

M. Jeannine Strandjord
Director Since 2006

Ms. Strandjord, 60, was Senior Vice President and Chief Integration Officer of Sprint Corporation (“Sprint”), a global communications company, from September 2003 until her retirement in November 2005 with responsibility for implementation of Sprint’s transformation, including overall program management of comprehensive process redesign and organizational development. From January 2003 to September 2003, Ms. Strandjord was Senior Vice President of Financial Services for Sprint. From 1998 to 2003, Ms. Strandjord was Senior Vice President of Finance for Sprint Global Markets Group. From 1990 to 1998, Ms. Strandjord was Senior Vice President and Treasurer for Sprint. From 1986 to 1990, she served as Vice President and Controller for Sprint. Ms. Strandjord joined Sprint in January 1985, serving as Vice President, Finance and Distribution at AmeriSource, Inc., a Sprint subsidiary. Prior to joining Sprint, Ms. Strandjord was Vice President, Finance and Expense Control, for Macy’s Midwest and had held positions with Kansas City Power & Light Co. and Ernst and Whinney. She is also a member of the Board of six registered investment companies which are a part of American Century Funds and a member of the Boards of DST Systems, Inc. and Euronet Worldwide, Inc.

The following Class A Directors are continuing in office, with terms scheduled to end in 2009:

William O. Albertini
Director Since 2003

Mr. Albertini, 63, retired in 1999 as Executive Vice President and Chief Financial Officer of Bell Atlantic Global Wireless, Inc., a provider of wireless communication services. Before joining that company, from 1995 to 1997 he served as Executive Vice President and Chief Financial Officer of Bell Atlantic Corporation, and also as a Director of Bell Atlantic. Mr. Albertini is a Director of BlackRock, Inc., Triumph Group, Inc. and Airgas, Inc.

Charles T. Hopkins
Director Since 1999

Mr. Hopkins, 64, was associated with the public accounting firm of KPMG LLP from 1966 until 1999. During his term at KPMG LLP, Mr. Hopkins served as an audit partner and a SEC reviewing partner. From 1993 until 1998, Mr. Hopkins was managing partner of KPMG’s Philadelphia Business Unit.

Yvonne M. Curl
Director Since 2004

Ms. Curl, 52, was the Chief Marketing Officer of Avaya, Inc. (“Avaya”) from October 2000 through April 2004. In that capacity, she was responsible for the strategic and operational management of Avaya’s global marketing organization. Avaya provides voice, converged voice and data customer relationship management, messaging, multi-service networking and structured cabling products and services to its customers. Before joining Avaya, Ms. Curl was employed by Xerox Corporation beginning in 1976 during which period she held positions in sales, marketing and field operations culminating with her appointment as Corporate Vice President, Senior Vice President and General Manager, Public Sector, Worldwide in January 1999. In that capacity, she was responsible for developing strategic and tactical market plans for the provision of document solutions and services to the public sector worldwide. Ms. Curl is a Director of Nationwide Mutual Insurance Company and HealthSouth Corporation.

The following Class B Directors are continuing in office, with terms scheduled to end in 2010:

Pamela Davies
Director Since 1998

Dr. Davies, 50, has been the President of Queens University of Charlotte since July 2002. Dr. Davies was the Dean of the McColl School of Business, Queens University of Charlotte from June 2000 until March 2001 when she was appointed Chief Operating Officer of that institution. From June 1997 to June 2000, she served as Professor of Management and Dean of the Bennett S. LeBow College of Business at Drexel University. From 1992 to 1997, Dr. Davies served as Chairman of the Department of Management at the University of Central Florida. Her professional specialization is in the field of strategic planning with a particular emphasis on competitive and marketing strategy. She has written and lectured on these topics extensively. Dr. Davies is a Director of C & D Technologies, Inc. and Sonoco Products Company.

Katherine M. Hudson
Director Since 2000

Ms. Hudson, 60, served as the Chairman of the Board of Directors of Brady Corporation until November, 2003 when she retired. Prior to her appointment as Chairman, she was the President, Chief Executive Officer and a Director of Brady Corporation from January 1994 until March 31, 2003. Brady Corporation is a leading manufacturer and marketer of complete identification solutions which improve productivity, performance, safety and security. Its products include high-performance labels, signs, software, printers, specialty die-cut materials and data-collection systems. Before joining Brady Corporation, she was a Vice President at Eastman Kodak Company and General Manager of its Professional, Printing and Publishing Imaging Division. Her 24 years at Eastman Kodak Company included positions in finance, communications and public affairs, information systems and the management of instant photography and printing. Ms. Hudson is a Director of Telefonaktiebolaget LM Ericsson and serves on the Alverno College Board of Trustees and as Chairman of the Medical College of Wisconsin Board of Trustees.

Questions and Answers

What is a proxy contest?
A proxy contest is a contest to win shareholder votes in an election of a company’s directors or the vote on a proposal put before the shareholders. Typically, the vote is held at an annual meeting of the company’s shareholders.

What is The Charming Shoppes Full Value Committee?
The Charming Shoppes Full Value Committee is a dissident shareholder group led by two New York City-based hedge funds, Crescendo Partners and Myca Partners, which has nominated three individuals in opposition to your incumbent directors.

Why has the dissident shareholder group initiated this proxy contest?
We believe the dissident shareholder group has targeted your company for its own self-serving agenda.  If elected, we believe its nominees would cause significant disruption and undermine Charming Shoppes’ ability to continue its strategic plan.

How long will the proxy contest last?
The proxy contest may last until the date of our Annual Meeting of Shareholders, which is currently scheduled for Thursday, May 8, 2008.

Who may attend Charming Shoppes’ Annual Meeting?
You are entitled to attend and vote at the Annual Meeting only if you were a shareholder of record of Charming Shoppes’ common stock at the close of business on March 28, 2008.  If you wish to attend the annual meeting, please be sure to bring written verification of your Charming Shoppes’ share holdings as of March 28, 2008.

What will happen between now and the Annual Meeting?
Both Charming Shoppes and the dissident have mailed proxy statements and proxy cards to Charming Shoppes’ shareholders. Leading up to our annual meeting, Charming Shoppes and we expect the dissident will communicate with shareholders by sending shareholder letters and other communications materials.

Proxies received by us before the annual meeting will be voted at the annual meeting in accordance with your instructions.  You have a choice of submitting your proxy via the Internet, by telephone or by completing and mailing the GOLD Proxy Card:

•
Vote by Internet.  Got to the Web site, www.cesvote.com, as shown on your GOLD Proxy Card, and follow the instructions.  Internet voting is available 24 hours a day, seven days a week, through 6:00 a.m. on May 8, 2008.

•
Vote by Telephone.  Call the toll-free number, 1-888-693-8683, as shown on your GOLD Proxy Card, and follow the instructions.  Telephone voting is available 24 hours a day, seven days a week, through 6:00 a.m. on May 8, 2008.

•	Vote by Mail. Please fill out and return the enclosed GOLD Proxy Card. An envelope with postage paid, if mailed in the United States, is provided for this purpose.

You may also vote at the annual meeting in person.

Why have I received more than one proxy card in the mail?
Because of the nature of a proxy contest, both Charming Shoppes and the dissident have distributed their own voting materials to our shareholders.  Charming Shoppes’ proxy card, which is GOLD in color, is for the re-election of three of Charming Shoppes’ experienced and highly-qualified directors – Dorrit J. Bern, Alan Rosskamm and M. Jeannine Strandjord.

The dissident has also mailed a proxy card to our shareholders, which is white in color, for the election of their candidates.

Also related to the nature of a proxy contest, it is customary to receive multiple mailings, both from the Company and the dissident.

Why are the Proxy Cards different colors?
To assist in minimizing confusion in this uncommon situation, the Company has chosen to have its directors represented by the GOLD proxy card.  The dissident has chosen to use a white card.

Do I need to submit both the GOLD and the other card?
If you wish to cast your vote for the re-election of our three directors – Dorrit J. Bern, Alan Rosskamm and M. Jeannine Strandjord – then please complete and submit your GOLD proxy card (either by telephone, mail or internet).  IMPORTANT: YOUR BOARD URGES YOU NOT TO SUBMIT THE DISSIDENT’S WHITE PROXY CARD, AS THIS WILL CANCEL YOUR VOTE FOR YOUR COMPANY’S BOARD MEMBERS.  WE URGE YOU TO PLEASE DISCARD THE WHITE CARD ALTOGETHER AND ONLY SUBMIT THE GOLD CARD. IF YOU HAVE SUBMITTED A WHITE CARD, YOU MAY CHANGE YOUR VOTE BY SUBMITTING A GOLD CARD OR USING ONE OF THE OTHER VOTING MECHANISMS DESCRIBED.

Charming Shoppes’ shareholders who have any questions or need assistance voting their GOLD proxy card should contact MacKenzie Partners, Inc., which is assisting Charming Shoppes in this matter, toll-free at (800) 322-2885 or charming@mackenziepartners.com.

How do I actually vote the shares?

If you are a registered shareholder (meaning you hold a physical stock certificate for your Charming Shoppes’ shares), then please vote by any of the below methods:

By Telephone:
Please have your proxy card available when you call the toll-free number 1-888-693-8683 using a touch-tone telephone and follow the simple directions that will be presented to you.

By Internet:
Please have your proxy card available when you access the website, www.cesvote.com, and follow the simple directions that will be presented to you.

By Mail:
Please mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to:

Corporate Election Services
P.O. Box 1150
Pittsburgh, PA 15230

If you are a beneficial shareholder (meaning your shares are held by your broker) please follow the instructions on your GOLD Voter Information Form (VIF).  If you hold your Charming Shoppes shares at more than one broker, expect multiple mailings and vote each one separately. (Note: the initial mailing for beneficial shareholders was printed on a white card with the following words:*NOTE* THIS VIF REPRESENTS THE GOLD PROXY CARD.  Subsequent mailings to beneficial shareholders were made on the GOLD VIF.)

If you are BOTH a registered and beneficial shareholder (meaning some of your shares are held with physical certificates, and some of your shares are held by your broker), then you will need to complete more than one GOLD card if you wish to vote all of your shares for Charming Shoppes’ Board Members.

Please discard any proxy materials and proxy cards that you may receive from the dissident.

I completed and sent in both the GOLD and the white proxy cards.  Which one will count?

THIS IS A VERY IMPORTANT QUESTION!!

Only the last card completed and submitted will be counted per shareholder account.  Even if you have already submitted the dissident white proxy card, your Board urges you to submit the GOLD Proxy Card for your Board’s highly qualified nominees.

Even if you voted “FOR” Dorrit J. Bern, Alan Rosskamm and M. Jeannine Strandjord on the GOLD card, and then submitted the white card with instructions to “WITHHOLD” your vote for the dissidents, you will have cancelled your vote for Dorrit J. Bern, Alan Rosskamm and M. Jeannine Strandjord.

Even if you have already submitted the dissident’s white proxy card, your board urges you to submit the GOLD proxy card for your board’s highly-qualified nominees.

If you wish to cast your vote for the re-election of our three experienced and highly-qualified directors – Dorrit J. Bern, Alan Rosskamm and M. Jeannine Strandjord – then please complete and submit your GOLD proxy card (either by phone, mail or internet).  DO NOT SUBMIT THE DISSIDENT’S WHITE PROXY CARD, AS THIS WILL CANCEL YOUR VOTE FOR YOUR COMPANY’S BOARD MEMBERS.  WE URGE YOU TO PLEASE DISCARD THE WHITE CARD AND ONLY SUBMIT THE GOLD CARD.  IF YOU HAVE SUBMITTED A WHITE CARD, YOU MAY CHANGE YOUR VOTE BY SUBMITTING A GOLD CARD OR USING ONE OF THE OTHER VOTING MECHANISMS DESCRIBED.

What will happen at the Annual Meeting?
Shareholders of record (meaning as of March 28, 2008) will be able to attend and vote at the Annual Meeting. Both Charming Shoppes and the dissident will submit all of the proxy cards they have received throughout the process to an independent inspector of elections who will be responsible for counting and certifying the vote. While there may be some preliminary indication of the outcome of the vote on the day of the meeting, it generally takes some time thereafter for the vote in proxy contests to be certified by the independent inspector. Until the vote is certified, all of the current directors will continue to serve on the Board.

What will happen to the stock I hold?
The outcome of the annual meeting will have no impact on your stock holdings.

Additional Information
On April 2, 2008, Charming Shoppes, Inc. filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the 2008 Annual Meeting of Shareholders of Charming Shoppes, Inc., and began the process of mailing the definitive proxy statement and a GOLD proxy card to shareholders.  Charming Shoppes’ shareholders are strongly advised to read Charming Shoppes’ proxy statement as it contains important information.  Shareholders may obtain an additional copy of Charming Shoppes’ definitive proxy statement and any other documents filed by Charming Shoppes with the SEC for free at Charming Shoppes’ website http://www.charmingshoppes.com and at the SEC’s website at http://sec.gov.  Copies of the definitive proxy statement are available for free.  In addition, copies of Charming Shoppes’ proxy materials may be requested at no charge by contacting MacKenzie Partners, Inc. at 1-800-322-2885 or via email at charming@mackenziepartners.com.  Detailed information regarding the names, affiliations and interests of individuals who are participants in the solicitation of proxies of Charming Shoppes’ shareholders is available in Charming Shoppes’ definitive proxy statement filed with SEC on April 2, 2008.